UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

Schedule 14A

_____________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.            )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

TD HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

___________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

TD HOLDINGS, INC.
25th Floor, Block C, Tairan Building
No. 31 Tairan 8th Road, Futian District
Shenzhen, Guangdong, PRC 518000

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9:30 am on August 11, 2022 Eastern Standard Time

To the Stockholders of TD Holdings, Inc.:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of TD Holdings, Inc. (the “Company”) for use at the 2022 annual meeting of stockholders of the Company (the “Meeting”) and at all adjournments and postponements thereof. The Meeting will be held at 25th Floor, Block C, Tairan Building, No. 31 Tairan 8th Road, Futian District, Shenzhen, Guangdong, PRC 518000, on August 11, 2022, at 9:30 am EST, to consider and vote upon the following proposals:

1.      To elect Renmei Ouyang, Tianshi (Stanley) Yang, Xiangjun Wang, Heung Ming (Henry) Wong and Donghong Xiong (the “Director Nominees”) to serve on the Company’s Board until the next annual stockholders meeting and until their successors are duly elected and qualified;

2.      To ratify the selection of Audit Alliance LLP (“AA”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.      To approve and adopt the amendment to the Company’s Certificate of Incorporation (the “Charter Amendment”) to effect a reverse stock split of our issued and outstanding common stock (“Common Stock”) at a ratio of one-for-five to one-for-ten immediately following the reverse split (the “Reverse Split”) at any time prior to August 12, 2022, with the final decision of whether to proceed with Reverse Spilt and the exact ratio to be set at a whole number within this range, as determined by our Board in its sole discretion; and

4.      To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Holders of record of the Company’s Common Stock at the close of business on July 26, 2022 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares you own. Even if you plan to attend this Meeting in person, it is strongly recommended that you complete the enclosed proxy card before the meeting date, to ensure that your shares will be represented at this Meeting if you are unable to attend.

A complete list of stockholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Meeting.

This notice and the enclosed proxy statement are first being mailed to stockholders on or about August 1, 2022.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,
/s/ Renmei Ouyang
Renmei Ouyang
Chairwoman and Chief Executive Officer

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held at 9:30 am on August 11, 2022 Eastern Standard Time

The Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at http://ir.tdglg.com/home and http://www.proxyvote.com.

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TD HOLDINGS, INC.

PROXY STATEMENT

2022 ANNUAL MEETING OF STOCKHOLDERS
to be held on August 11, 2022, at 9:30 am, Eastern Standard Time
25th Floor, Block C, Tairan Building
No. 31 Tairan 8th Road, Futian District
Shenzhen, Guangdong, PRC 518000

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take place on August 11, 2022, at 9:30 EST, at 25th Floor, Block C, Tairan Building, No. 31 Tairan 8th Road, Futian District, Shenzhen, Guangdong, PRC 518000.

Stockholders are being asked to consider and vote upon proposals to (i) elect the Director Nominees to the Board to serve one-year terms, (ii) ratify the selection of AA as our independent registered public accounting firm for the fiscal year ending December 31, 2022, (iii) approve and adopt the amendment to the Company’s Certificate of Incorporation (the “Charter Amendment”) to effect a reverse stock split of our issued and outstanding common stock (“Common Stock”) at a ratio of one-for-five to one-for-ten immediately following the reverse split (the “Reverse Split”) at any time prior to August 12, 2022, with the final decision of whether to proceed with Reverse Spilt and the exact ratio to be set at a whole number within this range, as determined by our Board in its sole discretion, and (iv) transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

In this proxy statement, we refer to TD Holdings, Inc. as the “Company”, “we”, “us” or “our”.

Who can vote at this Meeting?

Stockholders who owned shares of our Common Stock on July 26, 2022 (the “Record Date”) may attend and vote at this Meeting. There were 273,680,088 shares of Common Stock outstanding on the Record Date. All shares of Common Stock shall have one vote per share. Information about the stockholdings of our directors, executive officers and significant stockholders is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 13 of this proxy statement.

What is the proxy card?

The card enables you to appoint Renmei Ouyang (“Ms. Ouyang”) and Tianshi (Stanley) Yang (“Mr. Yang”) as your representatives at this Meeting. By completing and returning the proxy card, you are authorizing these persons to vote for your shares at this Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend this Meeting. Even if you plan to attend this Meeting, it is strongly recommended to complete and return your proxy card before this Meeting date just in case your plans change. If a proposal comes up for vote at this Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” each of the Director Nominees listed in proposal No. 1 and “FOR” each of proposals No. 2, No. 3 and No. 4.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

How do I vote?

If you were a stockholder of record of the Company’s Common Stock on the Record Date, you may vote in person at the Meeting or by submitting a proxy. Each share of Common Stock that you own in your name entitles you to one vote, in each case, on the applicable proposals.

(1) You may submit your proxy by mail.    You may submit your proxy by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to this Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•        as you instruct, and

•        according to the best judgment of the proxies if a proposal comes up for a vote at this Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company. If you return a signed card, but do not provide voting instructions, your shares will be voted:

•        FOR each nominee for director;

•        FOR the selection of AA as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

•        FOR the approval and the adoption of the Charter Amendment to effect the Reverse Split; and

•        According to the best judgment of Ms. Ouyang and Mr. Yang, if a proposal comes up for a vote at the Meeting that is not on the proxy card.

(2) You may vote in person at the Meeting.    We will pass out written ballots to any stockholder of record who wants to vote at the Meeting.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the proxy card in the pre-addressed, postage- paid envelope provided herewith as soon as possible so your shares may be represented at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

•        sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date;

•        signing another proxy card with a later date and returning it to the Secretary before the polls close at this Meeting; or

•        attending this Meeting and voting in person.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be voted in favor of each director and proposal presented to the stockholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote in person at this Meeting.

What vote is required to elect the Director Nominees as directors of the Company?

The election of each nominee for director requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the Meeting.

How many votes are required to ratify AA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022?

The proposal to ratify the appointment of AA to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote.

How many votes are required to approve and adopt the Charter Amendment to effect the Reverse Split?

The proposal to approve and adopt the Charter Amendment to effect the Reverse Split requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at this Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact Lingxin Ren at +86 (0755) 88898711 or by sending a letter to the offices of the Company at 25th Floor, Block C, Tairan Building, No. 31 Tairan 8th Road, Futian District, Shenzhen, Guangdong, PRC 518000 with any questions about proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

General

We are furnishing this proxy statement to you, as a stockholder of TD Holdings, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on August 11, 2022, and any adjournment or postponement thereof. This proxy statement is first being furnished to stockholders on or about August 1, 2022. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy on how to vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held on August 11, 2022, at 9:30 am, EST, at 25th Floor, Block C, Tairan Building, No. 31 Tairan 8th Road, Futian District, Shenzhen, Guangdong, PRC 518000, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting

At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.      To elect the Director Nominees to serve on the Company’s Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.      To ratify the selection of AA as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.      To approve and adopt the Charter Amendment to effect the Reverse Split; and

4.      To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Record Date and Voting Power

Our Board fixed the close of business on July 26, 2022, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were 273,680,088 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 273,680,088 votes may be cast at this Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions and broker non-votes (i.e. shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Proposal No. 1 (election of each of the Director Nominees) requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the Meeting. Abstentions and broker non-votes will have no effect on the election of directors;

Proposal No. 2 (ratification and approval of the appointment of AA to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal; and

Proposal No. 3 (approval and adoption of the Charter Amendment to effect Reverse Split) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Revocability of Proxies

Any proxy may be revoked by the stockholder of record giving it at any time before it is voted. A proxy may be revoked by (A) sending to our Secretary, at TD Holdings, Inc., 25th Floor, Block C, Tairan Building, No. 31 Tairan 8th Road, Futian District, Shenzhen, Guangdong, PRC 518000, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by attending this Meeting and voting in person.

If the shares are held by the broker or bank as a nominee or agent, the beneficial owners should follow the instructions provided by their broker or bank.

Proxy Solicitation Costs

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to this Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions about Voting Your Shares

You can contact Lingxin Ren at +86 (0755) 88898711 or by sending a letter to the offices of the Company at 25th Floor, Block C, Tairan Building, No. 31 Tairan 8th Road, Futian District, Shenzhen, Guangdong, PRC 518000, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of our Company are located at 25th Floor, Block C, Tairan Building, No. 31 Tairan 8th Road, Futian District, Shenzhen, Guangdong, PRC 518000. The Company’s telephone number at such address is +86 (0755) 88898711.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The nominees listed below have been nominated by the Nominating and Corporate Governance Committee and approved by our Board to stand for election as directors of the Company. Unless such authority is withheld, proxies will be voted for the election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Board Qualifications and Director Nominees

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. While the Nominating and Corporate Governance Committee of our Board do not have any specific, minimum qualifications that must be met by each of our directors, the Nominating and Corporate Governance Committee use a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

The Director Nominees recommended by the Board are as follows:

Name	Age	Position
Renmei Ouyang	54	Chief Executive Officer, President and Chairwoman of the Board
Tianshi (Stanley) Yang	32	Chief Financial Officer, Director
Xiangjun Wang	49	Director
Heung Ming (Henry) Wong	52	Director
Donghong Xiong	54	Director

The biographies of our current directors and officers are set forth below.

Information Regarding the Company’s Directors and the Nominees

Renmei Ouyang.    Ms. Ouyang has served as the Chief Executive Officer of the Company since January 9, 2020. From October 17, 2019 to January 9, 2020, Ms. Ouyang served as the Chief Operating Officer of the Company. Ms. Ouyang has served as the chairwoman of Tongdaw Group from 2011 to September 2019. She was the founder of Tongdaw E-Commerce in 2011. Ms. Ouyang was the founder of Zhonghui Daoming Group in 2006. She has served as the foreign exchange trading manager of CITIC Group, the deputy general manager of the investment banking department of Beijing Securities, and the managing director of the international department of First Venture Securities. She holds a bachelor’s degree in statistics from Renmin University of China and a master’s degree in international finance from Peking University.

Tianshi (Stanley) Yang.    Mr. Yang has served as the Chief Financial Officer and Director of the Company since June 11, 2021. Mr. Yang served as the Head of Investor Relations of Aesthetic Medical International Holdings Group Ltd. (NASDAQ: AIH) from March 2020 to May 2021 and as the Financial Department Director of Meten EdtechX Education Group (NASDAQ: METX) from January 2019 to February 2020. From May 2016 to October 2018, Mr. Yang served as the Investment Director of China First Capital Group, a company listed on the Hong Kong Stock Exchange (SEHK: 01269). Mr. Yang also served as a Senior Auditor at Ernst & Young from September 2011 to December 2013. Mr. Yang graduated from Tianjin University of finance and economics in Tianjin, China with a bachelor’s degree in financial engineering, and obtained a master’s degree in finance from Brandeis University.

Xiangjun Wang.    Mr. Wang has served as a member of the Board since December 14, 2020 and as a partner and practicing lawyer of Beijing Junzejun (Shenzhen) Law Firm since 2010. From 2008 to 2010, he practiced as a lawyer of Guangdong Shenpeng Law Firm. Mr. Wang served as the managing director of Shenzhen Investment Banking Department of Pacific Securities Co., Ltd. from 2006 to 2008. He served as the deputy general manager of Ruigu Technology (Shenzhen) Co., Ltd. from 2003 to 2006. From 1999 to 2003, Mr. Wang worked in the supply chain management department and legal department of Huawei Technologies Co., Ltd. He is a licensed attorney and also a

Certified Public Accountant in China. Mr. Wang obtained his bachelor’s degree in theory of mechanical system and applied mechanics from Lanzhou University and his master’s degree in solid mechanics from Lanzhou University in 1999.

Heung Ming (Henry) Wong.    Mr. Wong was the independent non-executive director of Shifang Holding Limited (SEHK: 1831) and Raffles Interiors Limited (SEHK: 1376) since November 8, 2010 and March 30, 2020 respectively. Mr. Wong has more than 27 years of experience in finance, accounting, internal controls and corporate governance in the United States, Singapore, China and Hong Kong. Prior to that, Mr. Wong was the chief financial officer of a Nasdaq-listed company, Meten EdtechX Group Ltd (NASDAQ: METX) from June 2020 to March 2021. Mr. Wong was also the chief financial officer and senior finance executive of various companies including being the chief financial officer of the Frontier Services Group Limited, a company listed on the Main Board of the Stock Exchange (SEHK: 0500) and the chief financial officer of Beijing Oriental Yuhong Waterproof Technology Co., Ltd., the leading waterproof materials manufacturer in China and a company listed on the Shenzhen Stock Exchange (SZSE: 2271). Mr. Wong began his career in an international accounting firm and moved along in audit fields by taking some senior positions both in internal and external audits including being a senior manager and a manager in PricewaterhouseCoopers, Beijing office and Deloitte Touche Tohmatsu, Hong Kong, respectively. Mr. Wong graduated from City University of Hong Kong in 1993 with a bachelor’s degree in accountancy and also obtained a master’s degree in electronic commerce from The Open University of Hong Kong in 2003. He is a fellow member of the Association of Chartered Certified Accountants and the Hong Kong Institute of Certified Public Accountants.

Donghong Xiong.    Mr. Xiong has served as the managing director of Synergetic Innovation Fund Management Co., LTD. since 2014. He served as the M&A general manager at Shanghai Search Media Group from 2007 to 2013. Mr. Xiong holds a bachelor’s degree in philosophy from Sun Yat-Sen University and also received his MBA and Ph.D. in scientific philosophy from Sun Yat-Sen University.

Vote Required

Proposal No. 1 will be approved if a plurality of the total votes is properly cast in person or by proxy at the Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the election to the Board of all of the nominees described in this Proposal No. 1.

Corporate Governance

Director Independence

Our Board reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, it is determined that Xiangjun Wang, Heung Ming (Henry) Wong and Donghong Xiong are “independent directors” as defined by NASDAQ.

Committees of the Board of Directors

We have established an audit committee, a compensation committee and a nominating and governance committee. Each of the committees of the Board has the composition and responsibilities described below.

Audit Committee

Upon election, Xiangjun Wang, Heung Ming (Henry) Wong and Donghong Xiong will be members of our Audit Committee, where Heung Ming (Henry) Wong shall serve as the chairman. All members of our Audit Committee satisfy the independence standards promulgated by the SEC and by NASDAQ as such standards apply specifically to members of audit committees.

We have adopted and approved a charter for the Audit Committee. In accordance with our Audit Committee Charter, our Audit Committee shall perform several functions, including:

•        evaluates the independence and performance of, and assesses the qualifications of, our independent auditor, and engages such independent auditor;

•        approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services, and approves in advance any non-audit service to be provided by the independent auditor;

•        monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

•        reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

•        oversees all aspects of our systems of internal accounting control and corporate governance functions on behalf of the Board;

•        reviews and approves in advance any proposed related-party transactions and reports to the full Board on any approved transactions; and

•        provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the Board, including Sarbanes-Oxley Act implementation, and makes recommendations to the Board regarding corporate governance issues and policy decisions.

It is determined that Heung Ming (Henry) Wong possesses accounting or related financial management experience that qualifies him as an “audit committee financial expert” as defined by the rules and regulations of the SEC.

Compensation Committee

Upon election, Xiangjun Wang, Heung Ming (Henry) Wong and Donghong Xiong will be members of our Compensation Committee and Donghong Xiong shall serve as the chairman. All members of our Compensation Committee are qualified as independent under the current definition promulgated by NASDAQ. We have adopted a charter for the Compensation Committee. In accordance with the Compensation Committee’s Charter, the Compensation Committee is responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices.

Nominating and Governance Committee

Upon election, Xiangjun Wang, Heung Ming (Henry) Wong and Donghong Xiong will be the members of our Nominating and Governance Committee where Xiangjun Wang shall serve as the chairman. All members of our Nominating and Governance Committee are qualified as independent under the current definition promulgated by NASDAQ. Our Board adopted and approved a charter for the Nominating and Governance Committee. In accordance with the Nominating and Governance Committee’s Charter, the Nominating and Governance Committee is responsible to identify and propose new potential director nominees to the board of directors for consideration and review our corporate governance policies.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws and NASDAQ rules.

Board Diversity

Although the Company does not presently have a formal Board Diversity Policy, we believe in diversity and value the benefits that diversity can bring to our board of directors. Diversity promotes the inclusion of different perspectives and ideas, mitigates against group think and ensures that the Company has the opportunity to benefit from all available talent. The promotion of a diverse Board makes prudent business sense and makes for better corporate governance. Of our five board members, one is female.

The Company seeks to maintain a Board comprised of talented and dedicated directors with a diverse mix of expertise, experience, skills and backgrounds. The skills and backgrounds collectively represented on the Board should reflect the diverse nature of the business environment in which the Company operates. For purposes of Board composition, diversity includes, but is not limited to, business experience, geography, age, gender and ethnicity. In particular, the Board should include an appropriate number of female directors.

The Company is committed to a merit-based system for Board composition within a diverse and inclusive culture which solicits multiple perspectives and views and is free of conscious or unconscious bias and discrimination. When assessing Board composition or identifying suitable candidates for appointment or re-election to the Board, the Company will consider candidates on merit against objective criteria having due regard to the benefits of diversity and the needs of the Board.

Family Relationships

There are no family relationships between or among the Director Nominees or other executive officers of the Company.

Legal Proceedings Involving Officers and Directors

To the knowledge of the Company after reasonable inquiry, no Director Nominee during the past ten years, or any promoter who was a promoter at any time during the past five fiscal years, has (1) been subject to a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws; (4) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) of this section, or to be associated with persons engaged in any such activity; (5) been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; (6) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated; (7) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any Federal or State securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (8) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material pending legal proceedings to which any of the individuals listed above are party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Stockholder Communications with the Board

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board. Nevertheless, every effort will be made to ensure that the views of stockholders are heard by the Board, and those appropriate responses are provided to stockholders in a timely manner. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

Director Compensation

The following table represents compensation earned by our non-executive directors in 2021.

Name	Fees earned in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Xiangjun Wang(1)	$10,000	—	—	—	10,000
Kecen Liu*(2)	$—	—	—	—	—
Heung Ming (Henry) Wong(3)	$—	8,300	—	—	8,300
Weicheng Pan*(4)	$—	—	—	—	—
Donghong Xiong(5)	$—	3,804	—	—	3,804

____________

*        Resigned in 2021

(1)      Mr. Xiangjun Wang was appointed as a director of the Company on December 14, 2020 and shall receive annual compensation at $10,000 per year.

(2)      Ms. Kecen Liu was appointed as a director of the Company on February 12, 2018 and shall receive annual compensation at $10,000 per year.

(3)      Mr. Henry Wong was appointed as a director of the Company on April 27, 2021 and shall receive annual compensation of 30,000 shares of common stock of the Company per year.

(4)      Mr. Weicheng Pan was appointed as a director of the Company on October 17, 2019 and shall receive annual compensation at $60,000 per year. Mr. Weicheng Pan resigned on December 15, 2021.

(5)      Mr. Donghong Xiong was appointed as a director of the Company on February 8, 2021 and shall receive annual compensation of 10,000 shares of common stock of the Company per year.

Executive Officers

Our current executive officers are as follows:

Name	Age	Position
Renmei Ouyang	54	Chief Executive Officer, President and Chairwoman of the Board
Tianshi (Stanley) Yang	32	Chief Financial Officer, Director
Xiangjun Wang	49	Director
Heung Ming (Henry) Wong	52	Director
Donghong Xiong	54	Director

Renmei Ouyang.    See “Information Regarding the Company’s Directors and the Nominees” above for Ms. Ouyang’s biographical information.

Tianshi (Stanley) Yang.    See “Information Regarding the Company’s Directors and the Nominees” above for Mr. Yang’s biographical information.

Xiangjun Wang.    See “Information Regarding the Company’s Directors and the Nominees” above for Mr. Wang’s biographical information.

Heung Ming (Henry) Wong.    See “Information Regarding the Company’s Directors and the Nominees” above for Mr. Wong’s biographical information.

Donghong Xiong.    See “Information Regarding the Company’s Directors and the Nominees” above for Mr. Xiong’s biographical information.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)	Total ($)
Renmei Ouyang(1)	2021	600,000	—	—	—	—	600,000
(CEO, Former COO)	2020	600,000	—	—	—	—	600,000

Tianshi (Stanley) Yang(2)	2021	51,174	—	—	—	—	51,174
(CFO)	2020	—	—	—	—	—	—

Wei Sun(3)	2021	37,734	—	—	—	—	37,734
(Former CFO)	2020	5,317	—	—	—	—	5,549

Qun Xie(4)	2021	—	—	—	—	—	—
(Former CSO)	2020	300,000	—	—	—	—	300,000

____________

(1)      Ms. Renmei Ouyang was appointed as the CEO of the Company on January 9, 2020. Ms. Renmei is entitled to an annual base salary of $600,000 pursuant to the employment agreement she has with the Company.

(2)      Mr. Tianshi (Stanley) Yang was appointed as the CFO of the Company on June 11, 2021.

(3)      Ms. Wei Sun was appointed as the CFO of the Company on July 28, 2020. Ms. Wei Sun is entitled to an annual base salary of $50,000 pursuant to the employment agreement she has with the Company. Ms. Wei Sun resigned on June 11, 2021.

(4)      Mr. Qun Xie was appointed as the CSO of the Company on January 9, 2020. Mr. Qun Xie is entitled to an annual base salary of $300,000 pursuant to the employment agreement he has with the Company. Mr. Qun Xie resigned on September 16, 2021.

Grants of Plan Based Awards in the Fiscal Year Ended December 31, 2021

We currently have a 2019 equity incentive plan pursuant to which 1,290,000 shares were authorized. During the fiscal year ended December 31, 2021, no shares of common stock had been granted to our officers and directors under the plan.

Outstanding Equity Awards at Fiscal Year-End

None.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. These persons are required to furnish us with copies of all Forms 3, 4 and 5 they file. Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they filed all required reports, we believe that all of our executive officers, directors and greater than 10% stockholders complied on a timely basis with all Section 16(a) filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 2021, with the exception of the following: a Form 3 was filed late for Xiangjun Wang required.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date by: (1) each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) each named executive officers as of December 31, 2021, (3) each director and (4) all current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the person identified in this table has sole voting and investment power with respect to all shares shown as beneficially owned by him, subject to applicable community property laws.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class Beneficially Owned
5% stockholders:
Shuxiang Zhang(2)	39,670,000	14.65%
Huiwen Hu	21,098,333	7.71%
Directors and Executive Officers:
Renmei Ouyang	17,871,924	6.53%
Donghong Xiong	—	—
Tianshi (Stanley) Yang	—	—
Heung Ming (Henry) Wong	150,000	*
Xiangjun Wang	150,000	*
All officers and directors as a group (8 persons)	17,921,924	8.71%

____________

*        Represents beneficial ownership of less than 1%.

Certain Relationships and Related Transactions

None.

Review, Approval or Ratification of Transactions with Related Persons

Our Audit Committee consisting of independent directors, is charged with reviewing and approving all agreements and transactions with related parties.

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Audit Alliance LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Meeting. AA has been engaged as our independent registered public accounting firm since December 23, 2021 and has audited the Company’s financial statement for the fiscal year ended December 31, 2021.

Stockholder ratification of the selection of AA as the Company’s independent registered public accounting firm is not required by Delaware law, the Company’s amended and restated certificate of incorporation, or the Company’s amended and restated bylaws. However, the Audit Committee is submitting the selection of AA to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

On December 22, 2021, the Board approved the dismissal of BF Borgers CPA PC (“BFB”) as the Company’s independent registered public accounting firm and approved the appointment of AA to audit the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2021. During the fiscal years ended December 31, 2020 and any subsequent interim period through the date of dismissal, December 23, 2021, (i) there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BFB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to BFB’s satisfaction, would have caused BFB to make reference in connection with BFB’s opinion to the subject matter of the disagreement; and (ii) except for the matter relating to internal control over financial reporting, there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended December 31, 2019 and 2020, neither the Company nor anyone acting on its behalf has consulted with AA regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that AA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Representatives of AA are not expected to attend the Meeting in person and therefore are not expected to be available to respond to any questions. As a result, representatives of AA will not make a statement at the Meeting.

Principal Accountant Fees and Services

The following table shows the fees that were billed for audit and other services by AA for in 2021 and BFB in 2020, which were approved in compliance with the Audit Committee’s pre-approval policies and procedures described below.

	For the Fiscal Years ended December 31,
	2021	2020
Audit Fees(1)	$339,000	$208,500
Audit-related Fees(2)	2,000	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$341,000	$208,500

____________

(1)      Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)      Audit-Related Fees — This category consists of assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”

(3)      Tax Fees — This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4)      All Other Fees — This category consists of fees for other miscellaneous items.

Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The Audit Committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimus exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the Audit Committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimus exceptions.

The Audit Committee of our Board of Directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit, tax and non-audit services provided by AA in 2022. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. One or more independent directors serving on the Audit Committee may be delegated by the full Audit Committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by AA.

Vote Required

Proposal No. 2 (the ratification of the appointment by the Audit Committee of AA to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022) will be approved if a majority of the total votes are properly cast in person or by proxy at the Meeting by the holders of common stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the appointment of AA as the independent registered public accountants of the Company.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the ratification of AA as independent registered public accountants as described in this Proposal No. 2.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB” ) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended December 31, 2021 for filing with the SEC.

Heung Ming (Henry) Wong
Xiangjun Wang
Donghong Xiong

The information contained in this proxy statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

PROPOSAL NO. 3 — APPROVAL AND ADOPTION OF THE CHARTER AMENDMENT TO EFFECT THE REVERSE SPLIT

General

The Board has unanimously approved, and recommended that our stockholders approve, the Charter Amendment, in substantially the form attached hereto as Appendix A, to effect a reverse stock split of our Common Stock at a ratio of one-for-five to one-for-ten immediately following the Reverse Split at any time prior to August 12, 2022, with the final decision of whether to proceed with Reverse Spilt and the exact ratio to be set at a whole number within this range, as determined by our Board in its sole discretion. If the stockholders approve the Reverse Split, and the Board decides to implement it, the Reverse Split will become effective upon the filing of the Charter Amendment with the Delaware Secretary of State.

The Reverse Split will be realized simultaneously for all our Common Stock. The Reverse Split will affect all holders of Common Stock uniformly and no stockholder’s interest in the Company will be diluted as each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Split as that stockholder held immediately prior to the Reverse Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Certificate of Amendment will not reduce the number of authorized shares of stock (which will remain at 650,000,000, including 600,000,000 shares of common stock and 50,000,000 shares of preferred stock) and will not change the par value of the stock (which will remain at $0.001 per share).

Reasons for the Stock Split

Maintain Nasdaq Listing

On the date of the mailing of this Proxy Statement, our Common Stock was listed on the Nasdaq Capital Market under the symbol “GLG”. The continued listing requirements of Nasdaq, among other things, require that our Common Stock must maintain a closing bid price in excess of $1.00 per share. We have in the past, and may in the future, be unable to comply with certain of the listing standards that we are required to meet to maintain the listing of our common shares on Nasdaq.

On September 1, 2021, we received a letter from the Listing Qualifications Department of Nasdaq (the “Staff”) notifying us that based upon the closing bid price for the last 30 consecutive business days, we no longer met the minimum bid price of $1 per share, while the Listing Rules provide us a compliance period of 180 calendar days in which to regain compliance.

On February 18, 2022, the Company sent a letter to the Staff submitting the Company’s plan to obtain compliance with the minimum bid price requirement and to request an extension for an additional 180 calendar days from the end of the first compliance period.

On March 1, 2022, we received a letter from the Staff notifying that the Staff had agreed to the Company’s request for an additional 180 calendar days, or until August 29, 2022, to regain compliance.

If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

If the Charter Amendment is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. The Board intends to effect the Reverse Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Split as being in the best interests of the Company.

Risks Associated with the Reverse Split

The Reverse Split May Not Increase the Price of our Common Stock over the Long-Term.    As noted above, the principal purpose of the Reverse Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by a multiple of the Reverse Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Split May Decrease the Liquidity of our Common Stock.    The Board believes that the Reverse Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Split.

The Reverse Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.    If the Reverse Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Split May Lead to a Decrease in our Overall Market Capitalization.    The Reverse Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Split.

Potential Consequences if the Reverse Split Proposal is Not Approved

If the Reverse Split proposal is not approved by our stockholders, our Board will not have the authority to effect the Charter Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Split could expose us to delisting from Nasdaq.

Determination of the Reverse Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Split would be implemented. We believe that a range of Reverse Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Split ratio to be selected by our Board will be not more than one-for-ten.

The selection of the specific Reverse Split ratio will be based on several factors, including, among other things:

•        our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;

•        the per share price of our Common Stock immediately prior to the Reverse Split;

•        the expected stability of the per share price of our Common Stock following the Reverse Split;

•        the likelihood that the Reverse Split will result in increased marketability and liquidity of our Common Stock;

•        prevailing market conditions;

•        general economic conditions in our industry; and

•        our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Split, the Company will make a public announcement regarding the determination of the Reverse Split ratio.

Board Discretion to Effect the Reverse Split

If the Reverse Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Split or to not effect the Reverse Split at all. The Board currently intends to effect the Reverse Split. If the trading price of our Common Stock increases without effecting the Reverse Split, the Reverse Split may not be necessary. Following the Reverse Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to affect the Reverse Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Split common stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be canceled and only to represent the number of whole shares of post-Reverse Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No Fractional Shares

No fractional shares of common stock will be issued in connection with the Reverse Split. In lieu of issuing fractional shares, we intend to round fractional shares up to the next whole share.

Accounting Matters

The par value of the shares of our common stock is not changing as a result of the implementation of the Reverse Split. As a result, as of the effective time of the Reverse Split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Federal Income Tax Consequences of the Reverse Split

The following summary describes material U.S. federal income tax consequences of the Reverse Split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Split.

No Appraisal Rights

Under the DGCL and our charter documents, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Split.

Vote Required

Proposal No. 3 will be approved if a majority of the total votes are properly cast in person or by proxy at the Meeting by the holders of common stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the Reverse Split.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the ratification of the Reverse Split as described in this Proposal No. 3.

OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Deadline for Submission of Stockholder Proposals for 2022 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2022 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 25th Floor, Block C, Tairan Building, No. 31 Tairan 8th Road, Futian District, Shenzhen, Guangdong, PRC 518000, Attention: Secretary. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the 2022 Annual Meeting of Stockholders; provided, however, that in the event that the 2022 annual meeting is called for a date that is not within 45 days before or after the anniversary of the 2021 annual meeting, notice by the stockholders to be timely must be so received no earlier than the opening of business on the 120th day before the 2021 annual meeting and not later than the later of (x) the close of business on the 90th day before the 2022 annual meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2022 annual meeting is first made by the Company.

If we are not notified of a stockholder proposal a reasonable time prior to the time we send our proxy statement for our 2022 annual meeting, then our Board will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a stockholder proposal was received by us, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to TD Holdings, Inc., 25th Floor, Block C, Tairan Building, No. 31 Tairan 8th Road, Futian District, Shenzhen, Guangdong, PRC 518000, Attention: Secretary. Notwithstanding, the foregoing shall not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in our proxy statement.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. The transfer agent and registrar for our common stock, VStock Transfer, LLC, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of our Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: VStock Transfer, LLC, by calling (212) 828-8436, or by forwarding a written request addressed to VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598. Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this proxy statement will be sent. By contacting VStock Transfer, LLC, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders and proxy statements in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Yang An, our Chief Financial Officer, at 25th Floor, Block C, Tairan Building, No. 31 Tairan 8th Road, Futian District, Shenzhen, Guangdong, PRC 518000, or by telephone on +86 (0755) 88898711.

ANNEX A

CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION OF
TD HOLDINGS, INC.

Adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware

The undersigned, being a duly authorized officer of TD Holdings, Inc. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify that the Certificate of Incorporation of the Corporation is hereby amended by inserting the following at the end of Article Fourth:

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this Certificate of Amendment of Certificate of Incorporation of the Corporation, each [•] shares of the Corporation’s common stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional interests as described below. Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to rounding up of their fractional share to the nearest whole share. No stockholder will receive cash in lieu of fractional shares. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (the “Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the adjustment for fractional shares as described above.”

The foregoing amendment was duly adopted in accordance with the provisions of Section 242 and 228 (by the written consent of the stockholders of the Corporation) of the General Corporation Law of the State of Delaware.

Dated: __________, 2022

TD HOLDINGS, INC.

By:
Name:	Renmei Ouyang
Title:	Chairwoman and Chief Executive Officer

A-1

Form of Proxy Card

TD HOLDINGS, INC.

25th Floor, Block C, Tairan Building
No. 31 Tairan 8th Road, Futian District
Shenzhen, Guangdong, PRC 518000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:30 am, on August 11, 2022 Eastern Standard Time
(Record Date July 26, 2022)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Renmei Ouyang and Tianshi (Stanley) Yang, as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the shares of stock of TD Holdings. Inc. which the undersigned is entitled to vote, as specified below on this card, at the Annual Meeting of Stockholders of TD Holdings, Inc. on August 11, 2022, at 9:30 am, EST, at 25th Floor, Block C, Tairan Building, No. 31 Tairan 8th Road, Futian District, Shenzhen, Guangdong, PRC 518000 and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL”
OF PROPOSAL 1 AND “FOR” OF PROPOSALS 2 TO 3 SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1:    To elect the nominees listed in the Proxy Statement to the Company’s Board of Directors.

NOMINEES:

01 Renmei Ouyang	02 Tianshi (Stanley) Yang	03 Xiangjun Wang	04 Heung Ming (Henry) Wong	05 Donghong Xiong
For All	Withhold All	For All Except
☐	☐	☐
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: _______________________________

PROPOSAL 2:    To ratify the selection of Audit Alliance LLP (“AA”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3:    To approve and adopt the Charter Amendment to effect the Reverse Split.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this meeting ☐ YES ☐ NO

Signature of Shareholder: ______________________________

Date: ______________________________

Name shares held in (Please print):____________________ Account Number (if any): _______________________

No. of Shares Entitled to Vote: _______________________ Stock Certificate Number(s): ____________________

Note:     Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address: _________________________________________________

               _________________________________________________